UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 17, 2004

                            The J. M. Smucker Company
               (Exact Name of Registrant as Specified in Charter)

             Ohio                         1-5111                  34-0538550
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

           One Strawberry Lane
              Orrville, Ohio                                      44667-0280
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (330) 682-3000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      Exhibit        Exhibit
      Number         Description
      -------        -----------
      99.1           Press Release, dated June 17, 2004.

Item 12. Results of Operations and Financial Condition.

      On June 17, 2004, The J. M. Smucker Company (the "Company") issued a press release announcing the financial results of the fourth quarter and 2004 fiscal year ended April 30, 2004. A copy of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

      The information in this Form 8-K, including the exhibit attached hereto as
Exhibit 99.1, shall be considered "filed" under the Exchange Act of 1934.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE J. M. SMUCKER COMPANY

                                By: /s/ Richard K. Smucker
                                    --------------------------------------------
                                    Richard K. Smucker
                                    President, Co-Chief Executive Officer, Chief
                                    Financial Officer

Date: June 17, 2004

                                  EXHIBIT INDEX

      Exhibit        Exhibit
      Number         Description
      -------        -----------
      99.1           Press Release, dated June 17, 2004.